Exhibit 32.1

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Howard Marks, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of StartEngine Crowdfunding, Inc. for the quarterly period ended June 30, 2026, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of StartEngine Crowdfunding, Inc.

Date: August 10, 2026	By:	/s/ Howard Marks

	Name:	Howard Marks
	Title:	Chief Executive Officer
StartEngine Crowdfunding, Inc.